UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2022

LINDBLAD EXPEDITIONS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35898	27-4749725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

96 Morton Street, 9th Floor, New York, New York	10014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (212) 261-9000

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.0001 per share	LIND	The NASDAQ Stock Market LLC

Securities registered pursuant to Section 12(g) of the Act:

None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01. Regulation FD Disclosure.

In connection with the Notes Offering (as defined below), Lindblad Expeditions Holdings, Inc. (the “Company” or “Lindblad”) has disclosed to certain prospective investors certain information attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 8.01. Other Events.

On January 20, 2022, Lindblad announced that its wholly-owned subsidiary Lindblad Expeditions, LLC (the “Issuer”) intends to offer senior secured notes, subject to market and customary conditions (the “Notes Offering”). The notes will be senior secured obligations of the Issuer and will be guaranteed by Lindblad and certain of its subsidiaries (other than the Issuer) (collectively, the “Note Guarantors”) and will be secured, subject to permitted liens and certain other exceptions, by first-priority liens on substantially all the assets of the Issuer and the Note Guarantors.

Lindblad intends to use the net proceeds from the proposed offering to prepay in full all outstanding borrowings under its existing term loan, including the Main Street loan, and revolving credit facility, to pay any related premiums and to terminate in full its existing credit agreement and the commitments thereunder.

A copy of the press release announcing the Notes Offering is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Neither this report nor the exhibits hereto shall constitute an offer to purchase or the solicitation of an offer to sell any securities. The Notes Offering is being made exclusively pursuant to the offering memorandum, which sets forth the terms and conditions of the Notes Offering.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Certain information with respect to Lindblad.

99.2	Press Release of Lindblad, dated January 20, 2022, related to the Notes Offering.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINDBLAD EXPEDITIONS HOLDINGS, INC. (registrant)

January 20, 2022	By:	/s/ Craig I. Felenstein
Craig I. Felenstein, Chief Financial Officer